EX 99.(q)
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Manuel H. Johnson, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Manuel H. Johnson Manuel H. Johnson

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that W. Allen Reed, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ W. Allen Reed W. Allen Reed

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Michael E. Nugent, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Michael E. Nugent Michael E. Nugent

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Michael Bozic, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Michael Bozic Michael Bozic

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Joseph J. Kearns, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Joseph J. Kearns Joseph J. Kearns

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Fergus Reid, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Fergus Reid Fergus Reid

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that James F. Higgins, whose signature appears below, constitutes and appoints Stefanie V. Chang Yu, Mary E. Mullin, Sara Furber (with respect to Equity and Fixed Income Funds), Kevin Klingert (with respect to Money Market and Liquidity Funds) and Jacques Chappuis (with respect to AIP Funds), or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ James F. Higgins James F. Higgins

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Kathleen A. Dennis, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, her true and lawful attorneys-in-fact and agents, with full power of substitution among herself and each of the persons appointed herein, for her and in her name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Kathleen A. Dennis Kathleen A. Dennis

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Michael F. Klein, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Michael F. Klein Michael F. Klein

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that Frank L. Bowman, whose signature appears below, constitutes and appoints Carl Frischling, Susan Penry-Williams and Mark Parise, or any of them, his true and lawful attorneys-in-fact and agents, with full power of substitution among himself and each of the persons appointed herein, for him and in his name, place and stead, in any and all capacities, to sign the registration statement or amendment(s) to the registration statement set forth opposite the name of each MORGAN STANLEY FUND SET FORTH IN APPENDIX A HERETO, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue hereof.
Dated: December 7, 2010

/s/ Frank L. Bowman Frank L. Bowman

Appendix A
Equity and Fixed Income Funds:
Morgan Stanley Institutional Fund, Inc.	Post-Effective Amendment Nos. 91, 92, 93 and 94 to Form N-1A
Morgan Stanley International Value Equity Fund	Post-Effective Amendment Nos. 14 and 15 to Form N-1A
Morgan Stanley Mid Cap Growth Fund	Post-Effective Amendment Nos. 34 and 35 to Form N-1A
Morgan Stanley Institutional Fund Trust	Post-Effective Amendment Nos. 91 and 92 to Form N-1A
Morgan Stanley European Equity Fund Inc.	Post-Effective Amendment Nos. 28 and 29 to Form N-1A
Morgan Stanley International Fund	Post-Effective Amendment Nos. 16 and 17 to Form N-1A
Morgan Stanley Flexible Income Trust	Post-Effective Amendment Nos. 26 and 27 to Form N-1A
Morgan Stanley Mortgage Securities Trust	Post-Effective Amendment Nos. 30 and 31 to Form N-1A
The Universal Institutional Funds, Inc.	Post-Effective Amendment Nos. 42, 43 and 44 to Form N-1A
Money Market and Liquidity Funds:
Morgan Stanley Liquid Asset Fund Inc.	Post-Effective Amendment Nos. 51 and 52 to Form N-1A
Morgan Stanley Institutional Liquidity Funds	Post-Effective Amendment Nos. 11 and 12 to Form N-1A
AIP Funds:
Morgan Stanley Institutional Fund of Hedge Funds LP	Amendment Nos. 9, 10 and 11 to Form N-2
Morgan Stanley Global Long/Short Fund A	Post-Effective Amendment Nos. 5, 6 and 7 to Form N-2
Morgan Stanley Global Long/Short Fund P	Post-Effective Amendment Nos. 5, 6 and 7 to Form N-2
Alternative Investment Partners Absolute Return Fund	Post-Effective Amendment Nos. 12, 13 and 14 to Form N-2
Alternative Investment Partners Absolute Return Fund STS	Post-Effective Amendment Nos. 13, 14 and 15 to Form N-2
AIP Multi-Strategy Fund A	Post-Effective Amendment Nos. 5, 6 and 7 to Form N-2
AIP Multi-Strategy Fund B	Post-Effective Amendment Nos. 5, 6 and 7 to Form N-2